SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 11, 2003



                              ELSINORE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



              001-07831                                88-0117544
      (Commission File Number)                       (I.R.S. Employer
                                                    Identification No.)


                               202 Fremont Street
                             Las Vegas, Nevada 89101
               (Address of Principal Executive Offices) (Zip Code)



                                 (702) 385-4011
                         (Registrant's telephone number,
                              including area code)
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Item 5.    Other Events.

     Due to an administrative error by the firm that printed Elsinore Corporation's (the "Company") Information Statement, the Company had to reschedule its Annual Meeting of Stockholders (the "Annual Meeting") previously scheduled for April 22, 2003. The Annual Meeting has been rescheduled to July 2, 2003. The Company will amend its Definitive Information Statement on Schedule 14C that was filed with the Commission on April 4, 2003 to reflect the necessary changes, promptly following the new record date.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ELSINORE CORPORATION


Date:  April 11, 2003                By:  /s/ Gina L. Contner Mastromarino
                                           Gina L. Contner Mastromarino
                                           Assistant Secretary and Principal
                                           Financial and Accounting Officer